UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20 2021

CRYO-CELL INTERNATIONAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40767	22-3023093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Brooker Creek Blvd., Suite 1800, Oldsmar, FL		34677
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (813) 749-2100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	CCEL	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 20, 2021, the Company held its Annual Meeting of Stockholders.  At the Annual Meeting, stockholders considered the election of five directors, the ratification of the Company’s independent registered accountants and the approval of a non-binding advisory resolution regarding the compensation of the Company’s name executive officers in its proxy statement for stockholder consideration.

The final result of the stockholder vote was certified on October 20, 2021 and is as follows:

1.	To consider the election of five individuals to the Company’s Board of Directors.

Under plurality of voting, the five nominees who received the most “FOR” votes were elected as directors.  The Company’s stockholders elected the Board of Director’s five nominees:  Harold Berger, David Portnoy, Mark Portnoy, Brian Sheehy and Daniel Mizrahi as directors, each for a one-year term, as follows:

Harold Berger
	For	4,714,907
	Withhold	664,872

Daniel Mizrahi
	For	5,108,313
	Withhold	271,466

David Portnoy
	For	4,596,670
	Withhold	783,109

Mark Portnoy
	For	4,609,856
	Withhold	769,923

Brian Sheehy
	For	4,455,655
	Withhold	924,124

2.	The ratification of the appointment of WIPFLI LLC as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2021.

For	Against	Abstain
5,304,083	29,659	46,037

3.	The approval of the Company’s non-binding resolution regarding the compensation of the Company’s named executive officers.

For	Against	Abstain
4,694,769	642,650	42,360

4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments or postponements thereof.

For	Against	Abstain
3,940,329	675,802	751,448

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CRYO-CELL INTERNATIONAL, INC.

Dated: October 25, 2021	By:	/s/ David Portnoy
David Portnoy
Chairman and Co-Chief Executive Officer